UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2018

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37747	04-3291176
(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)    Medallion Financial Corp. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on June 15, 2018. At the Annual Meeting, the Company’s shareholders approved the adoption of the Medallion Financial Corp. 2018 Equity Incentive Plan (the “Plan”). A description of the Plan is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”) and is incorporated by reference herein. The description of the Plan is qualified in its entirety by reference to the Plan, which is attached as Annex A to the Proxy Statement and is incorporated by reference herein.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held the Annual Meeting on June 15, 2018. A summary of the matters voted on at the Annual Meeting by the Company’s shareholders is set forth below.

1.    The following individuals were elected to the Company’s Board of Directors to serve as Class I Directors until the 2021 annual meeting of shareholders by the following votes:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES

Frederick A. Menowitz	7,621,582	1,064,987	12,877,663

David L. Rudick	7,487,917	1,198,652	12,877,663

2.    The Company’s shareholders ratified the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

20,819,489	469,589	275,154	0

3.    The Company’s shareholders approved a non-binding advisory resolution to approve executive compensation by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

5,660,888	2,881,187	144,494	12,877,663

4.    The Company’s shareholders voted in favor of every year in the non-binding advisory vote on the frequency of conducting future advisory votes to approve executive compensation by the following votes:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS

8,160,725	135,927	248,739

VOTES ABSTAINED	BROKER NON-VOTES

141,178	12,877,663

In light of these results and consistent with its own recommendation, the Company’s Board of Directors has determined to continue to conduct future advisory votes to approve executive compensation on an annual basis until the next required advisory vote on the frequency of conducting future advisory votes to approve executive compensation.

5.    The Company’s shareholders approved the adoption of the Medallion Financial Corp. 2018 Equity Incentive Plan by the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

7,193,208	1,406,634	86,727	12,877,663

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall

Name: Larry D. Hall Title: Chief Financial Officer

Date: June 19, 2018

4